UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2007

SUPERIOR ESSEX INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50514	20-0282396
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Interstate North Parkway,

Atlanta, Georgia 30339

(Address of principal executive offices) (Zip Code)

(770) 657-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant

Deloitte & Touche LLP (Deloitte) served as the independent registered public accountants for Superior Essex Inc. (the “Company”) for the fiscal year ended December 31, 2006.

As disclosed in the Company’s proxy statement filed March 23, 2007, the Audit Committee of the Company’s Board of Directors decided to issue a request for proposals with regard to the Company’s audit engagement and such request for proposals was issued in February, 2007.  In the interim, the Audit Committee appointed Deloitte to serve as independent registered public accountants for the quarter ending March 31, 2007.

The Audit Committee completed its review of the proposals submitted and decided to appoint PricewaterhouseCoopers LLP (PwC) as the Company’s principal independent registered public accountants effective May 18, 2007 for the fiscal year ended December 31, 2007 and for all interim periods beginning with the quarter ending June 30, 2007.

The audit reports of Deloitte on the Company’s consolidated financial statements for the fiscal years ended December 31, 2006 and December 31, 2005, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2006 and December 31, 2005 and through May 18,  2007, there were no (1) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with their report, or (2) reportable events described under Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934 (Regulation S-K).

The Company has furnished the foregoing disclosures to Deloitte for their review and requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with our statements. A copy of the letter furnished by Deloitte in response to that request, dated May 18, 2007, is being filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2006 and 2005, and through May 18, 2007, the Company did not consult with PwC regarding (i) the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did PwC provide a written report or oral advice to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) or reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter, dated May 18, 2007, from Deloitte & Touche LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ESSEX INC.

Date: May 21, 2007	By:	/s/ David S. Aldridge
David S. Aldridge
Executive Vice President, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
16.1	Letter, dated May 18, 2007, from Deloitte & Touche LLP to the Securities and Exchange Commission.